Daily Income Fund Money Market Portfolio

Investor Select Class Shares (“Investor Select Shares”) – Ticker Symbol: DISXX

SUMMARY PROSPECTUS

July 29, 2013

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at http://hosted.rightprospectus.com/RNT/DIF_InvestorSelect. You can also get this information at no cost by calling 1-800-994-6260 or by sending an e-mail request to rntfulfillment@rrd.com.

The Fund’s Prospectus and SAI, both dated July 29, 2013, and the Fund’s most recent shareholder report, dated March 31, 2013, are all incorporated by reference into this Summary Prospectus.

:	Investment Objective

The investment objective of the Money Market Portfolio is to seek as high a level of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

:	Fees and Expenses of the Money Market Portfolio

This table describes the fees and expenses that you may pay if you buy and hold Investor Select Shares of the Money Market Portfolio.

	Money Market Portfolio Investor Select Shares
SHAREHOLDER FEES
(fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases		None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees		0.12%
Distribution and Service (12b-1) Fees		0.60%
Other Expenses (includes Administration Fees listed below) (1)		0.15%
Administration Fees	0.05%

Total Annual Fund Operating Expenses		0.87%
Fee Waivers (a)		0.12%

Total Annual Fund Operating Expenses After Fee Waivers		0.75%

(1)	Other Expenses for the current fiscal year are estimated as the Investor Select Shares of the Money Market Portfolio have recently begun operations.
(a)

The Manager and its affiliates have contractually agreed to waive their fees so that the total annual fund operating expenses paid by the Money Market Portfolio’s Investor Select Shares (after contractual waivers) will not exceed 0.75% (the “Expense Cap”) up to the date of the Portfolio’s 2015 annual update to its registration statement.

1411 BROADWAY

28th FLOOR

NEW YORK, NY 10018

(212) 830-5345

EXAMPLE

This Example is intended to help you compare the cost of investing in the Investor Select Shares of the Money Market Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Investor Select Shares of the Money Market Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Investor Select Shares of the Money Market Portfolio’s operating expenses remain the same (taking into account the Expense Cap for year one and year two). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Money Market Portfolio – Investor Select Shares:	$77	$253	$458	$1,050

:	Principal Investment Strategies

The Daily Income Fund (the “Fund”) seeks to maintain investment portfolios with a dollar-weighted average maturity of 60 days or less, to value its investment portfolios at amortized cost and maintain a net asset value of $1.00 per share. The Money Market Portfolio seeks to achieve its objective by investing principally in short-term money market obligations with maturities of 397 days or less, including, but not limited to, bank certificates of deposit, time deposits, bankers’ acceptances, commercial paper and other short-term debt obligations, including floating and variable rate demand notes, issued by U.S. corporations, loan participation interests, asset-backed securities, securities issued or guaranteed by the United States Government, state agencies or instrumentalities, and repurchase agreements calling for resale in 397 days or less backed by obligations issued or guaranteed by the United States Government, its agencies or instrumentalities (including U.S. Treasury obligations), or any other security in which the Portfolio is authorized to invest. The Portfolio may invest in securities with maturities of 397 days or less issued by foreign governments, or any of their political subdivisions, agencies or instrumentalities, and by foreign branches of domestic banks, foreign subsidiaries of domestic banks, domestic and foreign branches of foreign banks, and commercial paper and other short-term debt obligations, including floating and variable rate demand notes, issued by foreign corporations. The maturities of variable rate demand instruments held in the Portfolio will be deemed to be the longer of the period required before the Portfolio is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

The Portfolio’s investment manager considers the following factors when buying and selling securities for the Portfolio: (i) the availability of cash, (ii) redemption requests, (iii) yield management, and (iv) credit management. Yield management is where the investment manager considers the overall yield of the Portfolio and how an individual purchase would impact the yield of the Portfolio, against the backdrop of the Portfolio’s overall investment objective. Credit management is where the investment manager considers the overall credit quality of the Portfolio and how an individual purchase would impact the credit quality of the Portfolio, against the backdrop of the Portfolio’s overall investment objective.

:	Principal Risks

•	Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

•	The value of the Portfolio’s shares and the securities held by the Portfolio can each decline in value.

•	The amount of income the Portfolio generates will vary with changes in prevailing interest rates.

•	The payment of interest and preservation of capital are dependent upon the continuing ability of issuers to meet payment obligations.

•	An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or any other governmental agency.

•

The Portfolio’s investments are subject to the risk that the issuer or counterparty will fail to make payments when due or default completely. If an issuer’s financial condition worsens, the credit quality of the issuer may deteriorate making it difficult for the Portfolio to sell such investments.

•

Asset-backed securities are subject to certain other risks, including prepayment and call risks. During periods of difficult credit markets, significant changes in interest rates, or deteriorating economic conditions, asset backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

•

Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Portfolio’s ability to sell the securities at any given time. Such securities also may lose value.

•	Foreign securities may be subject to investment risks which may include adverse economic and political developments as well as lack of uniform accounting and financial reporting standards.

:	Risk/Return Bar Chart and Table

The following performance information provides some indication of the risks of investing in the Investor Select Shares of the Money Market Portfolio. The bar chart shows changes in the average annual total returns of the Retail Shares of the Money Market Portfolio’s performance from year to year. The table shows the Retail Shares of the Money Market Portfolio’s average annual total returns for the one year, five year and since inception periods. The historical performance of the Retail Shares, which are not offered in this prospectus, is used to calculate the performance for the Investor Select Shares which have recently begun operations. All of the classes of the Money Market Portfolio’s shares are invested in the same portfolio of securities. The annual returns of the different classes of shares will differ only to the extent that the expenses of the classes differ. The actual performance of the Investor Select Shares would have been higher than the Retail Shares’ performance due to their lower fees and expenses. While analyzing this information, please note that the Portfolio’s past performance is not an indication of how the Portfolio will perform in the future. The current 7-day yield for the Investor Select Shares of the Money Market Portfolio may be obtained by calling the Fund toll free at (800) 433-1918.

Money Market Portfolio – Retail Shares

As of June 30, 2013, the Money Market Portfolio Retail Shares had a year-to-date return of 0.00%.

The Money Market Portfolio Retail Shares’ highest quarterly return was 1.11% for the quarter ended September 30, 2007; the lowest quarterly return was 0.00% for the quarter ended September 30, 2009.

Investors purchasing or redeeming shares through a Participating Organization may be charged a fee in connection with such service and, therefore, the net return to such investors may be less than the net return by investing in the Portfolio directly.

Average Annual Total Returns – For the period ended December 31, 2012

	One Year	Five Years	Since Inception (November 28, 2006)
Retail Shares
Return Before Taxes:	0.01%	0.49%	1.18%

The returns shown above are those of the Retail Shares of the Money Market Portfolio which are not offered in this prospectus. The Retail Shares and the Investor Select Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities, however, annual returns of the Investor Select Shares would be higher than returns for Retail Shares because Retail Shares have higher fees and expenses.

:	Management

Investment Manager: Reich & Tang Asset Management, LLC (the “Manager”) is the Portfolio’s investment manager.

:	Purchase and Sale of Fund Shares

You may purchase, exchange or redeem Money Market Portfolio Investor Select Shares on any business day by written request via mail (Daily Income Fund, c/o Reich & Tang, 1411 Broadway – 28th Floor, New York, NY 10018), by bank wire, by electronic funds transfer or through a financial intermediary. The minimum initial investment amount is $5,000 and the minimum amount for subsequent investments is $100.

:	Tax Information

The Portfolio’s distributions are taxable as ordinary income, except when your investment is through an IRA, 401(k) plan or other tax-advantaged plan.

:	Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Portfolio and/or its Manager may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MM.INV-SEL23380W556–SP0713

Daily Income Fund Money Market Portfolio

Investor Select Class Shares

Summary Prospectus

July 29, 2013